                       UBS PACE SELECT ADVISORS TRUST

             UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

     SUPPLEMENT TO THE PROSPECTUSES RELATING TO CLASS A, CLASS B, CLASS
       C AND CLASS Y ("MULTI-CLASS PROSPECTUS") AND CLASS P("CLASS P
                    PROSPECTUS") DATED DECEMBER 1, 2004

                                                              March 31, 2005

Dear UBS PACE Investor:

     The purpose of this supplement is to notify you of a change in the portfolio management team of Delaware Management.

     Delaware Management has informed UBS Global Asset Management that Gerald S. Frey, the firm's Managing Director and Chief Investment Officer of growth investing, has announced his intention to retire later this year. Mr. Frey is part of the Delaware Management team responsible for the UBS PACE
Small/Medium Co Growth Equity Investments.

     Mr. Frey will hand over his responsibilities as Chief Investment Officer to Marshall T. Bassett on March 31, 2005. Mr. Frey intends to continue working with the team's leadership in a transitional/advisory capacity until his retirement.

     Mr. Bassett, Senior Vice President, is a Senior Portfolio Manager and a senior member of Delaware's Growth Equity team. He is a 19-year industry veteran who joined Delaware's Growth Equity team in 1997. Prior to joining Delaware Management, Mr. Bassett spent eight years as a portfolio manager/analyst on the Emerging Growth team at Morgan Stanley Asset Management. He earned his MBA from the Fuqua School of Business at Duke University and his BA from Duke University.

No Change to Status of Delaware Management in UBS PACE Select Advisors Trust

     There are no changes to the status of Delaware Management as a subadvisor in the PACE Select Program as a result of Mr. Frey's decision.

                                                                Item No. ZS-266